Commitments - Schedule Future Minimum Lease Payments, Net of Receipts Due Under Terms of Subleases Under All Operating Leases (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Future minimum lease payments under all operating leases [Abstract]
2017	$ 952
2018	946
2019	529
2020	428
2021	254
Total future minimum payments due	$ 3,109